UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2018
Date of Report (Date of earliest event reported)

AptarGroup, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11846	36-3853103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424.

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 2.02	Results of Operations and Financial Condition.

          On February 12, 2018, AptarGroup, Inc. announced certain information related to its results of operations for the quarter and year ended December 31, 2017.  The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

          The information in Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

          (d) Exhibits

          99.1      Press release issued by AptarGroup, Inc. dated February 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AptarGroup, Inc.

Date:	February 12, 2018	By:	/s/ Robert W. Kuhn
Robert W. Kuhn
Executive Vice President,
Chief Financial Officer and Secretary

Exhibit Index

99.1	Press Release issued by AptarGroup, Inc. dated February 12, 2018.

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